Exhibit 10.1

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April 13, 2015, among PEBBLEBROOK HOTEL, L.P., a Delaware limited partnership (the “Borrower”), PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust (the “Parent REIT”), each Guarantor (defined below), each Lender (defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender, and L/C Issuer (the Administrative Agent, the Swing Line Lender, the L/C Issuer, and Lenders are each a “Credit Party” and collectively “Credit Parties”).

R E C I T A L S

A.    The Borrower, the Parent REIT, certain guarantors (each, a “Guarantor” and collectively “Guarantors”), the Administrative Agent, the Swing Line Lender, the L/C Issuer, and certain lenders (each, a “Lender” and collectively, “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of October 16, 2014 (as modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”).

B.    The Borrower, the Parent REIT, and Guarantors (each, a “Loan Party” and collectively, the “Loan Parties”) have requested that Credit Parties modify certain provisions contained in the Credit Agreement, and each Credit Party that is a party hereto has agreed to such modifications, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.    Amendment to the Credit Agreement.

(a)Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

“First Amendment Effective Date” means April 13, 2015, the effective date of the First Amendment to Third Amended and Restated Credit Agreement, executed by the Borrower, the Parent REIT, the Guarantors, the Administrative Agent, the Swing Line Lender, the L/C Issuer, and certain Lenders.

“Negative Pledge” means a provision of any agreement (other than this Agreement or any other Loan Document) that prohibits the creation of any Lien on any assets of a Person; provided, however, that neither (a) an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets nor (b) any requirement for the grant in favor of the holders of any Unsecured Indebtedness of an equal and ratable Lien in connection with a pledge of any property or asset to secure the Obligations, shall constitute a “Negative Pledge” for purposes of this Agreement.

(b)Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Secured Debt” in its entirety and replace such definition with the following:

“Secured Debt” means, for any given calculation date, without duplication, the total aggregate principal amount of any Indebtedness of the Consolidated Parties on a consolidated basis that is secured in any manner by any Lien (other than Permitted Liens of the types described in Sections 7.01(a), (b), (c), (d), (e), (g), (h), and (k)); provided that (a) Indebtedness in respect of obligations under any capitalized lease shall not be deemed to be “Secured Debt” and (b) “Secured Debt” shall exclude Excluded Capital Leases.
(c)Section 1.01 of the Credit Agreement is hereby amended to delete clause (iv) of the definition of “Unencumbered Borrowing Base Properties” in its entirety and replace such clause with the following:

(iv)    such Real Property is free of any Liens (other than Permitted Liens of the types described in Sections 7.01(a), (b), (c), (d), (e), (g), (h), and (k)) or Negative Pledges;

(d)Section 1.07(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

The Loan Parties may voluntarily remove any Unencumbered Borrowing Base Property from qualification as such (but only in connection with a proposed financing, sale or other Disposition) by deleting such Unencumbered Borrowing Base Property in a Compliance Certificate delivered to the Administrative Agent in accordance with the terms of Section 6.03(e), if, and to the extent: (i) the Loan Parties shall, immediately following such removal, be in compliance (on a Pro Forma Basis) with all of the covenants contained in Section 7 of this Agreement; (ii) no Default exists or would result therefrom; and (iii) a minimum of five (5) Real Properties having an aggregate value as determined in accordance with undepreciated GAAP of at least $250,000,000 remain qualified as Unencumbered Borrowing Base Properties after such release; provided that, notwithstanding the foregoing, so long as no Default exists or would result therefrom, the Borrower may have less than five (5) (but not less than four (4)) Unencumbered Borrowing Base Properties for one full calendar quarter in any fiscal year. So long as no Default exists or would result therefrom, the Administrative Agent shall release any Subsidiary that owns any Unencumbered Borrowing Base Property that is being removed pursuant to this clause (d) from its obligations (accrued or unaccrued) under Section 11 and the Administrative Agent shall promptly, and in any event within five (5) Business Days, execute a Release of Guarantor in the form of Exhibit H attached hereto if such Subsidiary becomes a Non-Guarantor Subsidiary in connection with such removal or will become a Non-Guarantor Subsidiary within ten (10) Business Days of such removal.
(e)Section 3.01(e)(ii)(D) of the Credit Agreement is hereby amended by adding the following at the end thereof:

For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(f)Section 7.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

7.01    Liens. Create, incur, assume or suffer to exist any Lien upon any property, assets or revenues of any Consolidated Party, whether now owned or hereafter acquired, other than the following (collectively, the “Permitted Liens”):
(a)    Liens that secure the Obligations;
(b)    Liens that secure Indebtedness of the Consolidated Parties on a pari passu basis with the Lien described in Section 7.01(a);
(c)    Liens existing on the date hereof and listed on Schedule 5.08(b) and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.03(b), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b);
(d)    Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;
(e)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;
(f)    pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;
(g)    deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(h)    easements, rights-of-way, restrictions and other similar encumbrances affecting any Real Property owned by any Loan Party which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person and which, with respect to Unencumbered Borrowing Base Properties, have been reviewed and approved by the Administrative Agent (such approval to be in the reasonable judgment of the Administrative Agent);
(i)    Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);
(j)    Liens, if any, in favor of the L/C Issuer and/or the Swing Line Lender to Cash Collateralize or otherwise secure the obligations of a Defaulting Lender to fund risk participations hereunder;
(k)    the interests of any ground lessor under an Eligible Ground Lease and the interests of any TRS under a lease of any Unencumbered Borrowing Base Property;

(l)    Liens on any assets (other than any Unencumbered Borrowing Base Property and related assets) securing Indebtedness permitted by Section 7.03(f), including Liens on such Real Property existing at the time such Real Property is acquired by the applicable Loan Party or any Non-Guarantor Subsidiary;
(m)    Liens on the Equity Interests of any Non-Guarantor Subsidiary; provided, no such Liens shall be permitted with respect to the Equity Interests of Pebblebrook Hotel Lessee, any entity which is the lessee with respect to an Unencumbered Borrowing Base Property or the direct or indirect parent thereof;
(n)    other Liens on assets (other than Unencumbered Borrowing Base Properties) securing claims or other obligations of the Loan Parties and their Subsidiaries (other than Indebtedness) in amounts not exceeding $5,000,000 in the aggregate; and
(o)    any interest of title of a lessor under, and Liens arising from or evidenced by protective UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, operating leases permitted hereunder.
(g)Section 7.09 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

7.09    Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a)(i) limits the ability of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, (ii) limits the ability of any Subsidiary to Guarantee the Indebtedness of the Borrower other than (A) any requirement for the grant of a Guarantee in favor of the holders of any Unsecured Indebtedness that is equal and ratable to the Guarantee set forth in Section 11 or (B) in connection with a property-specific financing involving a Non-Guarantor Subsidiary as the borrower or (iii) constitutes a Negative Pledge; provided, however, that clauses (ii) and (iii) shall not prohibit any Negative Pledge incurred or provided in favor of any holder of Indebtedness in respect of (A) capital leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets permitted hereunder, or (B) a property-specific financing involving only a Non-Guarantor Subsidiary as the borrower, in each case solely to the extent any such Negative Pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person other than any requirement for the grant of a Lien in favor of the holders of any Unsecured Indebtedness of an equal and ratable Lien in connection with a pledge of any property or asset to secure the Obligations.
(h)Exhibit H attached hereto is added to the Credit Agreement.

3.    Amendments to other Loan Documents.

(a)    All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b)    Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.    Conditions Precedent. This Amendment shall not be effective unless and until: (a) the Administrative Agent receives fully executed counterparts of this Amendment signed by the Loan Parties, the Administrative Agent, and the Required Lenders; (b) the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment except to the extent that (i) any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; (c) the Administrative Agent receives payment of all reasonable fees and expenses of the Administrative Agent in connection with this Amendment; (d) after giving effect to this Amendment, no Default exists; and (e) the Borrower causes each of Menudo Owner LLC, a Delaware limited liability company, RHCP Hotel Owner LP, a Delaware limited partnership, Flatts Owner LLC, a Delaware limited liability company, NKOTB Owner LLC, a Delaware limited liability company, and Beavers Owner LLC, a Delaware limited liability company (collectively, “New Guarantors”) to (i) execute and deliver to the Administrative Agent a Joinder Agreement and documents of the types referred to in Section 4.01(a)(iii), 4.01(a)(iv), 4.01(a)(vi) and 4.01(a)(vii), together with a favorable opinion of counsel of New Guarantors, all such documentation and opinion to be in form, content and scope reasonably satisfactory to the Administrative Agent.

5.    Ratifications. Each Loan Party (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to or for the benefit of the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations of the Borrower under the Credit Agreement and the other Loan Documents, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

6.    Representations. Each Loan Party represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each Loan Party; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Loan Party of this Amendment except for those which have been obtained; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon each Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each Loan Party of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which any Loan Party is a party or by which any Loan Party is bound except for those which have been obtained; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) no Default exists.

7.    Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.    Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts (originals or facsimile copies followed by originals) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9.    RELEASE. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THE OBLIGATIONS UNDER THE LOAN DOCUMENTS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY SUCH OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY. EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH CREDIT PARTY AND EACH CREDIT PARTY’S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER ARISING FROM OR UNDER THE LOAN DOCUMENTS (AS AMENDED HEREBY) AND THE TRANSACTION EVIDENCED THEREBY, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF WHICH ANY LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

10.    ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

11.    Parties. This Amendment binds and inures to each Loan Party and each Credit Party, and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

EXECUTED as of the date first stated above.

BORROWER:	PEBBLEBROOK HOTEL, L.P., a Delaware
limited partnership

	By:	PEBBLEBROOK HOTEL TRUST, a
Maryland Real Estate Investment Trust,
its general partner

		By:	/s/ Raymond D. Martz
			Name:	Raymond D. Martz
			Title:	Executive Vice President and Chief Financial Officer

PARENT REIT:	PEBBLEBROOK HOTEL TRUST, a
Maryland Real Estate Investment Trust

	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	HUSKIES OWNER LLC, a Delaware limited
liability company

	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Vice President and Secretary

GATOR OWNER LLC, a Delaware limited
liability company

	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Vice President and Secretary

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust
2015

BLUE DEVILS OWNER LLC, a Delaware
limited liability company

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	Vice President and Secretary

RUNNING REBELS OWNER LLC, a
Delaware limited liability company

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

WOLVERINES OWNER LLC, a Delaware
limited liability company

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

HOOSIERS OWNER LLC, a Delaware
limited liability company

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

RAZORBACKS OWNER LLC, a Delaware
limited liability company

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust
2015

GOLDEN EAGLES OWNER LLC, a
Delaware limited liability company

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

WOLFPACK OWNER LLC, a Delaware
limited liability company

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

HOYAS OWNER LLC, a Delaware limited
liability company

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

MINERS HOTEL OWNER LP, a Delaware
limited partnership

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

BUCKEYES HOTEL OWNER LP, a
Delaware limited partnership

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust
2015

CRUSADERS HOTEL OWNER LP, a
Delaware limited partnership

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

DONS HOTEL OWNER LP, a Delaware
limited partnership

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

MENUDO OWNER LLC, a Delaware limited
liability company

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

RHCP HOTEL OWNER LP, a Delaware
limited partnership

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

FLATTS OWNER LLC, a Delaware limited
liability company

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust
2015

NKOTB OWNER LLC, a Delaware limited
liability company

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

BEAVERS OWNER LLC, a Delaware limited
liability company

By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust
2015

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as the
Administrative Agent, the L/C Issuer, the Swing
Line Lender and a Lender

	By:	/s/ Roger C. Davis
		Name:	Roger C. Davis
		Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust
2015

LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

	By:	/s/ Mark F. Monahan
		Name:	Mark F. Monahan
		Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust
2015

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Lori Jensen
	Name:	Lori Jensen
	Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust
2015

RAYMOND JAMES BANK, N.A., as a
Lender

By:	/s/ James M. Armstrong
	Name:	James M. Armstrong
	Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust
2015

CAPITAL ONE, N.A., as a Lender

By:	/s/ Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust
2015

CITIBANK, N.A., as a Lender

By:	/s/ Michael Chlopak
	Name:	Michael Chlopak
	Title:	Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust
2015

PNC BANK, NATIONAL ASSOCIATION, as
a Lender

By:	/s/ Casey Brill
	Name:	Casey Brill
	Title:	Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust
2015

REGIONS BANK, as a Lender

By:	/s/ T. Barrett Vawter
	Name:	T. Barrett Vawter
	Title:	Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust
2015

EXHIBIT H
FORM OF
RELEASE OF GUARANTOR
In witness whereof, the undersigned Administrative Agent, for itself and on behalf of each of the Credit Parties (as defined in the Credit Agreement), hereby releases and discharges ____________________ from any and all obligations and liabilities (accrued or unaccrued) (other than those that expressly survive termination thereof) of ____________________ to the Credit Parties under that certain Third Amended and Restated Credit Agreement, dated as of October 16, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among PEBBLEBROOK HOTEL, L.P., a Delaware limited partnership, PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust, the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Exhibit H – Page 1